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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2003
(Date of earliest event reported)

Staten Island Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13503	13-3958850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1535 Richmond Avenue, Staten Island, New York (Address of principal executive offices)	10314 (Zip Code)

(718) 447-8880
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

99.1	Press Release reporting results of operations for the quarter and year ended December 31, 2002.
99.2	Press Release declaring cash dividend.

Item 9.    Regulation FD Disclosure

        On January 23, 2003, Staten Island Bancorp, Inc. (the "Company") issued a press release reporting its results of operations for the quarter and year ended December 31, 2002.

        The Company also issued a press release announcing its declaration of a cash dividend, payable on February 14, 2003 to stockholders of record on February 3, 2003.

        The Company's press releases, both of which are dated January 23, 2003, are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEN ISLAND BANCORP, INC.
Date: January 23, 2003	By:	/s/ HARRY P. DOHERTY Harry P. Doherty Chairman and Chief Executive Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES